FIFTH AMENDMENT TO REAL ESTATE SALE AGREEMENT

THIS FIFTH AMENDMENT TO REAL ESTATE SALE AGREEMENT (the “Amendment”) is made as of this 8th day of November, 2012, between MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company (“MCW Murray”), MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership (“MCW Kleinwood”), MCW-RC III VINEYARD SHOPPING CENTER, LLC, a Delaware limited liability company (“MCW Vineyard”), REGENCY REALTY GROUP, INC., a Florida corporation (“Regency”), and REGENCY CENTERS, L.P., successor by merger to KLEINWOOD CENTER, LLC, a Delaware limited liability company (“Kleinwood Center”) (collectively referred to herein as “Seller”), and THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company (referred to herein as “Buyer”).

RECITALS:

A.    Buyer, MCW Murray, MCW Kleinwood, MCW Vineyard, Regency, and Kleinwood Center previously executed that certain Real Estate Sale Agreement dated October 4, 2012, as amended by that certain First Amendment to Real Estate Sale Agreement dated October 12, 2012, as further amended by that certain Second Amendment to Real Estate Sale Agreement dated November 5, 2012, as further amended by that certain Third Amendment to Real Estate Sale Agreement dated November 6, 2012, as further amended by that certain Fourth Amendment to Real Estate Sale Agreement dated November 7, 2012 (collectively, the “Agreement”), for the purchase and sale of certain improved property more particularly described in the Agreement.

B.     Buyer and Seller have reached an agreement to amend the terms of the Agreement as hereinafter set forth.

C.     Except as otherwise expressly provided for herein, capitalized terms used herein shall have the same meaning as set forth in the Agreement.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt of which is hereby acknowledged, Buyer and Seller acknowledge and agree as follows:

1.      Section 1.25 of the Agreement and Exhibit 1.25 to the Agreement are hereby amended to state that the term Real Property, as applied to the Kleinwood Property, shall mean the lands and easements more particularly described in the attached Exhibit A. All references to the Existing Title Policy for Kleinwood Property are hereby deleted.

2.      The first sentence of Section 3.4 of the Agreement is hereby deleted in its entirety and restated as follows: “The Closing shall take place at or through the offices of Escrow Agent at 10:00 A.M. on the earlier of (i) the sixtieth (60th) day following the last day of the Inspection Period or (ii) ten (10) days after Buyer, Seller and Existing Lender shall have reached agreement on the Assumption Documents.

3.      The provisions of Section 7 of the Agreement to the contrary notwithstanding, Buyer shall have until 6:00 p.m. local Jacksonville, Florida time on November 15, 2012 to obtain a Survey for the portion of the Kleinwood Property identified as tax parcel APN# 1237030010004 (the “Additional Survey”) and to notify Seller in writing of any objections to such Additional Survey.  Any such objections shall be handled in accordance with the provisions of Section 7 of the Agreement.

4.      The Buyer hereby acknowledges that Buyer has completed its due diligence review of the Property and has elected to go forward with the Agreement to Closing, subject to the Buyer’s previous title objections and Buyer’s right to object to the Additional Survey, which objections shall be governed by the terms of Section 7 of the Agreement.  The Inspection Period has not been extended pursuant to Section 3.3(e) of the Agreement and shall expire simultaneous with the execution of this Agreement.

5.      Section 10.19 of the Agreement is hereby amended and restated in its entirety as follows:

“10.19 Escrow for Med Spa at Kleinwood Property.  Buyer and Seller have agreed to establish an escrow account at Closing with respect to space B134 (approximately 1,600 square feet) of the Kleinwood Property contemplated to be leased to Med Spa (the "Med Spa Space").  At Closing, Seller shall deposit with the Escrow Agent the sum of $39,600.00 (the “Med Spa Rent Escrow “) for eighteen (18) months' (the "Med Spa Escrow Term") gross rent for the Med Spa Space.  The Med Spa Rent Escrow shall be held in an interest bearing account in the name of MCW-RC III Kleinwood Center, L.P.  During the Med Spa Escrow Term, until such time that Med Spa or a substitute tenant commences paying monthly rent in an amount not less than $2,200.00 (the “Med Spa Minimum Monthly Rent”) for the Med Spa Space, Buyer shall be entitled to monthly disbursements from the Med Spa Rent Escrow on the first (1st) day of each calendar month in an amount equal to the difference between the aggregate Med Spa Minimum Monthly Rent and the amount of monthly rent actually received by Buyer for the previous month with respect to the Med Spa Space (the “Med Spa Monthly Rent Payment”).  At Closing, the Buyer shall receive the pro-rated portion of such Med Spa Monthly Rent Payment for the month of Closing.  The Escrow Agent shall make such Med Spa Monthly Rent Payment within five (5) days after request from Buyer for such disbursement.

In the event Seller has executed a new lease (the “New Lease”) with a new tenant prior to Closing, no escrow for tenant improvement allowance or leasing commissions shall be required at Closing.  In such event, the Seller shall pay the tenant improvement allowance and leasing commissions due under the New Lease directly to the new tenant and brokers as they become due.  If a New Lease has not been executed at Closing, Seller shall deposit with Escrow Agent $45,600.00 (the “Med Spa TI/LC Escrow Funds”), which Med Spa TI/LC Escrow Funds shall be held in an interest bearing account in the name of MCW-RC III Kleinwood Center, L.P.  At such time after Closing that the tenant under a new lease of the Med Spa Space is entitled to a tenant improvement allowance and/or a leasing commission is owed under such new lease, the Escrow Agent shall disburse to Buyer a portion of the Med Spa TI Escrow in an amount equal to such tenant improvement allowance to be disbursed to such tenant and/or such leasing commission to be paid in accordance with the new lease, not to exceed (i) $45,600.00 in the aggregate if the tenant under such new lease is Med Spa or (ii) $32,000.00 in the aggregate if the tenant under such new lease is anyone other than Med Spa.  In any event, the Buyer acknowledges and agrees that it shall be responsible for any additional landlord obligations necessary to deliver the Med Spa Space to the new tenant in the condition required under a new lease for the Med Spa Space.  At the expiration of the Med Spa Escrow Term, the Escrow Agent shall return any remaining Med Spa TI/LC Escrow Funds to Seller.”

6.                  The following Section 2.7(a)(8) is hereby added to the Agreement:

                      “(8)    A credit to Buyer in the amount of Eighty Two Thousand Five Hundred Sixty and 00/100 Dollars ($82,560.00) as a credit for any tenant improvement costs for the Anytime Fitness space within the Murray Landing Property.”

7.                  The following Section 10.27 is hereby added to the Agreement:

                       “10.27 Escrow for Roof Repairs at Vineyard Property.  Buyer and Seller have agreed to establish an escrow account at Closing in order to contribute to Buyer’s potential future obligations related to roof repairs at the Vineyard Property (the “Roof Repairs”), such work to be completed within one hundred twenty (120) days after the Closing Date (the “Roof Escrow Term”). At Closing, Seller shall deposit with Escrow Agent the sum of $300,000.00 (the “Roof Escrow Funds”) which shall be held in an interest bearing account in the name of MCW-RC III Vineyard Shopping Center, LLC. At no cost to Buyer, prior to Closing, Seller shall use good faith efforts to seek reimbursement of the costs associated with the Roof Repairs from GAF.  Buyer shall be permitted to draw from the Roof Escrow Funds in order to reimburse Buyer for any costs incurred by Buyer with respect to the Roof Repairs which have not been reimbursed by GAF to Buyer.  The Escrow Agent shall make such disbursements within five (5) days after request from Buyer for such disbursement.

           Upon the expiration of the Roof Escrow Term, the Escrow Agent shall forward any remaining Roof Escrow Funds to the Seller, and the Buyer shall no longer be entitled to any disbursements from the Roof Escrow Funds.”

8.                  The remaining terms and conditions of the Agreement remain in full force and effect.

9.                  This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which will constitute one and the same Agreement.

10.              The parties hereby agree that an executed facsimile or pdf copy of this Amendment may be transmitted to either party and be deemed an original for purposes hereof.

SIGNATURES BEGIN ON FOLLOWING PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

“MCW MURRAY”

MCW-RC III MURRAY LANDING, LLC, a Delaware limited liability company

By:  Macquarie CountryWide-Regency III, LLC, a

       Delaware limited liability company

Its:  Sole Member

       By:  Macquarie-Regency Management, LLC, a

              Delaware limited liability company

        Its:  Managing Member

               By:  Regency Centers, L.P., a Delaware

                       limited partnership

               Its:  Managing Member

                      By:  Regency Centers Corporation, a

                              Florida corporation

                       Its:  General Partner

              By:  /s/ Barry Argalas_______________
              Name: Barry Argalas
               Its:      Senior Vice President

“MCW KLEINWOOD”

MCW-RC III KLEINWOOD CENTER, L.P., a Texas limited partnership

By:  MCW-RC III Kleinwood GP, LLC, a Delaware

        limited liability company

Its:   General Partner

        By:  Macquarie CountryWide-Regency III,

               LLC, a Delaware limited liability

               company

         Its:  Sole Member

               By:  Macquarie-Regency Management, LLC,

                      a Delaware limited liability

                      company

                Its:  Managing Member

                       By:  Regency Centers, L.P., a

                               Delaware limited partnership

                       Its:   Managing Member

                              By:  Regency Centers Corporation,

                                      a Florida corporation

                              Its:  General Partner

                      By: /s/ Barry Argalas______________
                      Name:  Barry Argalas
                      Its:        Senior Vice President

“MCW VINEYARD”

MCW-RC III VINEYARD SHOPPING CENTER, LLC., a Delaware limited liability company

By:  Macquarie CountryWide-Regency III, LLC, a

       Delaware limited liability company

Its:  Member

      By:  Macquarie-Regency Management, LLC, a

             Delaware limited liability company

      Its:  Managing Member

             By:  Regency Centers, L.P., a Delaware

                     limited partnership

              Its:   Managing Member

                      By:  Regency Centers Corporation,

                              a Florida corporation

                      Its:  General Partner

               By: /s/ Barry Argalas_______________
                     Name:  Barry Argalas
                     Its:   Senior Vice President

“REGENCY

REGENCY REALTY GROUP, INC., a Florida corporation

By:  /s/ Barry Argalas____________________

Name:  Barry Argalas
Its:  Senior Vice President

“KLEINWOOD CENTER”

REGENCY CENTERS, L.P., a Delaware limited partnership

By:  Regency Centers Corporation

Its:  General Partner

       By:  /s/ Barry Argalas__________________

       Name:  Barry Argalas
       Its:     Senior Vice President

“BUYER”

THE PHILLIPS EDISON GROUP LLC,

an Ohio limited liability company

By:     Phillips Edison Limited Partnership,

           a Delaware limited partnership,

Its:      Managing Member

           By:     Phillips Edison & Company, Inc.,

                      a Maryland corporation,

            Its:      General Partner

                      By: /s/ Barry Argalas_____

                      Name: Barry Argalas____

                      Its:   President__________

Exhibit A

[continued on next page]

[continued on next page]